United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 18, 2009
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MDU COMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-26053	84-1342898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60-D Commerce Way
Totowa, New Jersey 07512
(Address of principal executive offices including zip code)

(973) 237-9499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02  Election of Directors

Mr. James Wiberg has joined the Board of Directors of MDU Communications International, Inc. (the “Company”) effective May 18, 2009.  He has been appointed for a two-year term subject to stockholder election at the Company’s next Annual General Meeting.

Mr. Wiberg is currently Vice President and Director of Investments for International Investors Group, Inc. (“IIG”), a Wyoming corporation, headquartered in Florida, that invests its own capital directly, and with other qualified, accredited investors through private invitation, in small and emerging companies with exceptional growth prospects, particularly those which need a capital infusion and/or management guidance to achieve their full growth potential.

Mr. Wiberg is also an officer and director of Florida incorporated DED Enterprises, Inc. (“DED”), which along with IIG are wholly-owned subsidiaries of Carpathian Holding Company, Ltd. (“CHC”), of which Mr. Wiberg is also a director.  Additionally, Mr. Wiberg is an executive director of Australian domiciled Carpathian Resources Ltd. (“CPN”), which trades under the symbol CPN on the Australian Securities Exchange.  CHC is a wholly-owned subsidiary of CPN.

As referenced in a Schedule 13D filed with the Securities and Exchange Commission (“SEC”) on March 19, 2009, CHC acquired two million shares of Company common stock and DED acquired an option and irrevocable proxy on at least an additional ten million shares of Company common stock. As referenced in a Schedule 13D/A filed with the SEC on April 22, 2009, DED acquired an additional option to purchase 2,064,933 and a limited irrevocable proxy for such shares.  The Company believes that collectively DED, CHC and CPN beneficially own or control 15,097,333 shares of Company common stock (approximately 28.50% of the outstanding shares).

Due to Mr. Wiberg’s involvement as an officer and/or director of DED, CHC and CPN, Mr. Wiberg can not be considered an independent director of the Company.

Mr. Wiberg has a 28-year history providing accounting, management, advisory and financing services to the commercial and multi-family residential real estate industries in the United States.  Prior to joining IIG, DED, CHC and CPN, he was Founder and President of Triode Realty Advisory Corp., which he formed in 1998. Triode is a full-service commercial real estate due diligence and consulting firm comprising experienced multi-disciplinary professionals including CPAs, mortgage brokers and real estate brokers.  Mr. Wiberg holds a Bachelor of Science, Accounting degree from Florida State University.

8.01  Other Events

The Company has amended its risk factors previously disclosed in its Annual Report on Form 10-K for the year ended September 30, 2008. The updated forward-looking statement disclosure and risk factor are listed below.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company under the Securities Exchange Act of 1934, as amended, may contain forward-looking statements that are based on assumptions, expectations and projections about the Company and the various industries within which it operates. These include general economic and business conditions, nationally, and in the regions in which the Company operates; catastrophic events, including acts of terrorism; relationships with and events affecting third parties like DIRECTV; demographic changes; existing government regulations, and changes in, or the failure to comply with, government regulations; competition; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; the cost of pursuing new business initiatives; technological developments and difficulties; the availability and terms of capital to fund the potential expansion of businesses; shareholder and control changes; and, other factors referenced in this and other report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the facts described below, could cause business conditions and results to differ materially from what is contained in forward-looking statements:

Change of Control Would Adversely Affect Certain Contractual Relationships

Pursuant to Schedule 13D and 13D/A filings with the SEC on March 19, 2009 and April 22, 2009, the entities DED Enterprises, Inc., Carpathian Holding Company, Ltd. and Carpathian Resources Ltd. (“Acquirers”) own or beneficially control 15,097,333 shares of Company common stock (approximately 28.50% of the outstanding shares) and structured this beneficial ownership position in a relatively short period of time. The Acquirers state in their filings that:

“The Acquirers are not seeking majority control of the Board but will continue to evaluate whether it is in Acquirers' best interest to do so….The Acquirers are currently analyzing their investment in the [Company], and are in current contact with other shareholders, third parties, and members of management….The Acquirers will continue to review the Acquirers' investment in the [Company] and reserve the right to change their intentions with respect to any or all of such matters.”

There can be no assurance that the Acquirers will not increase their ownership or voting position in the Company to approach or exceed that of control. Change in control of the Company, through ownership, beneficial ownership or majority representation on the Board of Directors, may have an adverse effect on certain contractual relationships, including those with our financing partners, programming partners, property owners and executive management.  For example, pursuant to the terms and conditions of the Company’s financing agreement with FCC, LLC, d/b/a First Capital, and Full Circle Funding, LP (“Lenders”), dated June 30, 2008, as set forth in Forms 8-K filed July 3, 2008 and July 11, 2008, a change in control is a condition of default.  Elements constituting a change of control can include a majority changeover in the directors comprising the Board or a beneficial shareholder (or group) acquiring an over 50% voting interest in the shares of stock of the Company.  Should this occur, the Lenders reserve the right, among other rights, to notice default and call for immediate repayment of the outstanding credit facility.   Should such event occur, the Company may not be able to make such immediate payment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU COMMUNICATIONS INTERNATIONAL, INC.

By:	/s/ Sheldon Nelson
Sheldon Nelson
Chief Executive Officer

Dated: May 21, 2009